NEW ACCOUNTING PRONOUNCEMENTS	12 Months Ended
Oct. 31, 2018
New Accounting Pronouncements and Changes in Accounting Principles [Abstract]
NEW ACCOUNTING PRONOUNCEMENTS
NEW ACCOUNTING PRONOUNCEMENTS
Accounting Standards Update ("ASU") 2014-09, Revenue From Contracts With Customers. In May 2014, the Financial Accounting Standards Board ("FASB") issued guidance which will replace numerous requirements in GAAP, including industry-specific requirements, and provide companies with a single revenue recognition model for recognizing revenue from contracts with customers. The core principle of the new standard is that a company should recognize revenue to show the transfer of promised goods or services to customers in an amount that reflects the consideration to which the company expects to be entitled in exchange for those goods or services. In July 2015, the FASB deferred the effective date by one year to December 15, 2017 for annual reporting periods beginning after that date. The FASB also permitted early adoption of the standard, but not before the original effective date of December 15, 2016. During 2016, the FASB issued several amendments to the standard, including clarification to the guidance on reporting revenues as a principal versus an agent, identifying performance obligations, accounting for intellectual property licenses, assessing collectability, presentation of sales taxes, impairment testing for contract costs and disclosure of performance obligations.
The two permitted transition methods under the new standard are (1) the full retrospective method, in which case the standard would be applied to each prior reporting period presented, and the cumulative effect of applying the standard would be recognized at the earliest period shown, or (2) the modified retrospective method, in which case the cumulative effect of applying the standard would be recognized at the date of initial application. We will adopt the new standard effective November 1, 2018 under the modified retrospective method, by recognizing the cumulative effect of initially applying the new standard as an increase to the opening balance of retained earnings. We expect this adjustment to be approximately $70 million to $80 million, with an immaterial impact to our net income on an ongoing basis.
The most significant impact of the standard relates to our accounting for software license revenue, as under the new standard we expect to recognize software license revenue at the time of delivery rather than over the contractual term since control of the software license is transferred and our performance obligation is satisfied at that point in time. The new standard will also require certain costs, primarily sales-related commissions on contracts, to be capitalized rather than expensed. The new standard will also require additional disclosures intended to provide users of financial statements comprehensive information about the nature, amount, timing and uncertainty of revenue and cash flows from customer contracts, including disclosure of judgments used and assets recognized from costs incurred to obtain or fulfill a contract. We are in the process of finalizing changes to our business processes, systems and controls to support recognition and disclosure under the new revenue standard.
ASU 2016-01, Recognition and Measurement of Financial Assets and Financial Liabilities. In January 2016, the FASB issued guidance that amends various aspects of the recognition, measurement, presentation, and disclosure for financial instruments. The standard generally requires companies to measure investments in other entities, except those accounted for under the equity method, at fair value and recognize any changes in fair value in earnings. We will adopt the standard effective November 1, 2018 under a modified retrospective approach, with prospective adoption for amendments related to equity securities without readily determinable fair values. Our assets and liabilities subject to this standard are not material.
ASU 2016-02, Leases. In February 2016, the FASB issued guidance that will require organizations that lease assets to recognize assets and liabilities for leases with lease terms of more than 12 months. Consistent with current GAAP, the recognition, measurement, and presentation of expenses and cash flows arising from a lease by a lessee primarily will depend on its classification as a finance or operating lease. However, unlike current GAAP, which requires only capital leases to be recognized on the balance sheet, the new guidance will require both types of leases to be recognized on the balance sheet. We expect our leases designated as operating leases in Note 16, "Commitments and Contingencies," will be reported in the consolidated balance sheet upon adoption. The standard is effective for fiscal years beginning after December 15, 2018 and interim periods within those fiscal years. Early adoption is permitted. We are evaluating the impact of adopting this guidance on our consolidated financial statements.
ASU 2016-09, Improvements to Employee Share-Based Payment Accounting. In March 2016, the FASB issued guidance that amends the accounting for stock-based compensation and requires excess tax benefits and deficiencies to be recognized as a component of income tax expense rather than equity. The inclusion of excess tax benefits and deficiencies as a component of income tax expense will increase volatility within our provision for income taxes as the amount of excess tax benefits or deficiencies from stock-based compensation awards depends on our stock price at the date the awards vest. This guidance also requires excess tax benefits and deficiencies to be presented as an operating activity in the statement of cash flows and allows an entity to make an accounting policy election to either estimate expected forfeitures or to account for them as they occur. We adopted this guidance during the first quarter of 2018 and elected to recognize forfeitures as they occur. As a result, a $6 million cumulative-effect adjustment was recorded directly to retained earnings as of November 1, 2017, the beginning of the annual period of adoption, with a corresponding reduction to deferred tax liabilities. Additionally, we reported an income tax benefit of $5 million for the year ended October 31, 2018 due to recognition of excess tax benefits from share-based compensation.
We elected to apply the presentation requirements for cash flows related to excess tax benefits and employee taxes paid for withheld shares retrospectively to all periods presented, which resulted in the following change to our previously reported consolidated statement of cash flows for the years ended October 31, 2017 and 2016:

	Year Ended October 31,
	2017			2016
	As Originally Reported	As Adjusted	Change	As Originally Reported	As Adjusted	Change
	(in millions)
Net cash provided by operating activities	$313	$328	$15	$416	$420	$4
Net cash provided by/(used in) financing activities	$1,440	$1,425	$(15)	$(25)	$(29)	$(4)
ASU 2017-04, Simplifying the Test for Goodwill Impairment. In January 2017, the FASB issued guidance that eliminates the requirement to calculate the implied fair value of goodwill to measure a goodwill impairment charge. Instead, entities will record an impairment charge based on the excess of a reporting unit’s carrying amount over its fair value. The standard is effective for annual or any interim goodwill impairment tests in fiscal years beginning after December 15, 2019. Early adoption is permitted. We adopted this guidance during the fourth quarter of 2018.
ASU 2017-07, Improving the Presentation of Net Periodic Pension Cost and Net Periodic Postretirement Benefit Cost. In March 2017, the FASB issued guidance that requires the service cost component of net periodic pension cost and net periodic postretirement benefit cost to be included in operating expenses (together with other employee compensation costs) and the other components of the cost to be presented in the statement of operations separately from the service cost component and outside of income from operations. The standard is effective for annual and interim periods beginning after December 31, 2017, and retrospective application is required. We retrospectively adopted this guidance during the first quarter of 2019. The interest cost, expected return on assets, amortization of prior service credits and other costs have been reclassified from cost of products, research and development, selling, general and administrative, and other operating expenses (income) to other income (expense).
We elected to apply the practical expedient, which allows us to reclassify amounts disclosed previously in our retirement plans and post-retirement benefit plans note as the basis for applying retrospective presentation for comparative periods as it is impractical to determine the disaggregation of the components for amounts capitalized and reclassified in those periods. On a prospective basis, the service cost component of net periodic pension and post-retirement benefit cost is presented with other current compensation costs in operating income. The remaining components are included in other income (expense), net and will not be included in amounts capitalized in inventory or property, plant, and equipment. The effect of the retrospective presentation change related to the retirement plans and post-retirement benefit plans to our previously reported condensed consolidated statement of operations for the years ended October 31, 2018, 2017 and 2016 was as follows:

	2018		2017		2016
	As Originally Reported	As Adjusted	As Originally Reported	As Adjusted	As Originally Reported	As Adjusted
	(in millions)
Cost of products	$1,440	$1,449	$1,206	$1,210	$1,042	$1,049
Cost of services	316	318	281	282	252	253
Research and development	607	624	498	507	425	434
Selling, general and administrative	1,185	1,205	1,049	1,058	818	832
Other operating expense (income), net	(33)	(33)	(84)	(16)	(25)	(25)
Other income (expense), net	6	54	13	104	4	35

ASU 2017-09, Scope of Modification Accounting. In May 2017, the FASB issued guidance that clarifies when changes to the terms or conditions of a share-based payment award must be accounted for as modifications. Specifically, an entity would not apply modification accounting if the fair value, vesting conditions and classification of the awards are the same immediately before and after the modification. The standard is effective for fiscal years beginning after December 31, 2017 and interim periods within those fiscal years. Early adoption is permitted. We do not expect a material impact to our consolidated financial statements due to adoption of this guidance.
ASU 2017-12, Targeted Improvements to Accounting for Hedging Activities. In August 2017, the FASB issued guidance to enable entities to better portray the economics of their risk management activities in the financial statements and enhance transparency and understandability of hedge results. The standard is effective for fiscal years beginning after December 15, 2018 and interim periods within those fiscal years. Early adoption is permitted. We currently anticipate adopting this guidance on November 1, 2018 and do not expect a material impact to our consolidated financial statements due to adoption of this guidance.
ASU 2018-02, Reclassification of Certain Tax Effects from Accumulated Other Comprehensive Income. In February 2018, the FASB issued guidance that allows a reclassification from accumulated other comprehensive income to retained earnings for stranded tax effects resulting from the Tax Cuts and Jobs Act (the "Act") enacted in December 2017. The standard is effective for fiscal years beginning after December 15, 2018. Early adoption is permitted. We currently anticipate adopting this guidance retrospectively on November 1, 2018. The company maintains a portfolio approach accounting policy related to the income tax effects of accumulated other comprehensive income. We intend to elect to retain the income tax effects of the Act as a component of accumulated other comprehensive income. Given this election, the adoption of this guidance is not expected to have a material impact on our consolidated financial statements.
ASU 2018-07, Improvements to Nonemployee Share-Based Payment Accounting. In June 2018, the FASB issued guidance to simplify the accounting for share-based payments to nonemployees by aligning it with the accounting for share-based payments to employees, with certain exceptions. The standard is effective for fiscal years beginning after December 15, 2018 and interim periods within those fiscal years. Early adoption is permitted. We do not expect a material impact to our consolidated financial statements due to adoption of this guidance.
ASU 2018-15, Customer's Accounting for Implementation Costs Incurred in a Cloud Computing Arrangement That Is a Service Contract. In August 2018, the FASB issued guidance that requires a customer in a cloud computing arrangement (i.e., hosting arrangement) that is a service contract to follow the internal-use software guidance to determine which implementation costs to defer and recognize as an asset and aligns the recognition of implementation costs to those incurred in an arrangement that includes an internal-use software license. Further, new disclosures about implementation costs for both internal-use software and hosting arrangements are required. The standard is effective for fiscal years beginning after December 15, 2019 and interim periods within those fiscal years. Early adoption is permitted. We are evaluating the impact of adopting this guidance on our consolidated financial statements.
Other amendments to GAAP that have been issued by the FASB or other standards-setting bodies that do not require adoption until a future date are not expected to have a material impact on our consolidated financial statements upon adoption.